UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (Date of earliest event reported): May 11, 1998
                                                    ------------

                              SARATOGA BRANDS INC.
                              --------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             NEW YORK                O-19721                13-3413467
             --------                -------                ----------
     (STATE OR JURISDICTION       (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)           FILE NUMBER)           IDENTIFICATION NO.)


           1835 SWARTHMORE AVENUE, LAKEWOOD, NEW JERSEY         08701
           --------------------------------------------         -----
             (Address of principal executive offices)         (zip code)


       Registrant's telephone number, including area code: (732) 363-3800
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

      Item 4. Changes in Registrant's Certifying Accountant

      a. Effective May 11, 1998, the Saratoga Brands Inc. (the "Company") dismissed its prior certifying accountants, Broza, Block & Rubino Certified Public Accountants, PA ("BBR") and retained as its new certifying accountants, Deloitte & Touche LLP ("Deloitte"). BBR's report on Saratoga's financial statements for the fiscal years ended December 31, 1994 through December 31, 1997, which were the only fiscal years during which BBR was the certifying accountant for the Company, contained no adverse opinions or disclaimer of opinions, and was not qualified as to uncertainties, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. As required by applicable rules of the Securities and Exchange Commission, the Company notified BBR that the Company was unaware of any disputes between the Company and BBR as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, whether or not resolved to the satisfaction of BBR, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports and requested BBR to confirm this, a copy of which is attached hereto.

      b. Effective May 11, 1998, the Company engaged Deloitte as its principle accountants. During the most recent fiscal year end and the subsequent interim periods to the date hereof, the Company did not consult Deloitte regarding any of the matters or events set forth in item 304 (a) (2) and (i) and (ii) of Regulation S-B.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized


                                                SARATOGA BRANDS INC.
                                                --------------------
                                                   (Registrant)


Date: May 20, 1998                              By: /s/ Scott G. Halperin
                                                    ----------------------------
                                                        Scott G. Halperin
                                                        Chairman
                                                        Chief Executive Officer


Date: May 20, 1998                              By: /s/ Bernard F. Lillis, Jr.
                                                    ----------------------------
                                                        Bernard F. Lillis, Jr.
                                                        Chief Financial Officer
                                                        Chief Operating Officer